UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 2, 2026
______________________________________________
MATTEL, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Continental Boulevard
El Segundo, California 90245-5012
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code
(310) 252-2000
N/A
(Former name or former address, if changed since last report)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐
Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
On November 5, 2026, Mattel, Inc. (the “Company”) issued a press release regarding its third quarter 2026 financial results, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended
(the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On November 5, 2026, the Company announced that it has appointed Steve Totzke as President and Chief Operating Officer of
the Company, effective November 11, 2026. Mr. Totzke will report to Roger Lynch, the Company’s Chairman and Chief
Executive Officer. On November 2, 2026, Roberto Stanichi resigned as President, Chief Marketing and Brand Officer of the
Company, effective November 10, 2026.
Mr. Totzke, 57, has served as the Company’s Executive Advisor and President, Strategic Transition, since May 2026. From
April 2022 to April 2026, he served as President and Chief Commercial Officer. From July 2018 to March 2022, he served as the Company’s Executive Vice President and Chief Commercial Officer. From February 2016 to July 2018, he served as
Executive Vice President and Chief Commercial Officer – North America. From May 2014 to February 2016, he served as
Senior Vice President, Sales and Shopper Marketing, and from April 2012 to May 2014, he served as Senior Vice President,
U.S. Sales.
In connection with Mr. Totzke’s appointment, on November 4, 2026, the Company and Mr. Totzke entered into a letter agreement (the “Letter Agreement”), effective November 11, 2026. Under the Letter Agreement, Mr. Totzke will receive an annual base salary of $1,300,000 and will continue to be eligible for an annual target award under the Mattel Incentive Plan equal to 100% of his annual base salary, up to a maximum of 200% of his annual base salary. Beginning in 2027, Mr. Totzke’s annual target stock grant value will be $3,900,000, subject to annual approval by the Compensation Committee of the
Company’s Board of Directors.  Mr. Totzke will receive a one-time cash signing bonus of $1,350,000 in connection with his execution of the Letter Agreement and will be eligible to receive an additional cash bonus of $1,350,000 on November 11,
2027, subject to his continued employment in good standing through such date. Mr. Totzke will continue to receive a monthly car allowance of $2,000, and will receive reimbursement for financial counseling, not to exceed $10,000 on an annual basis.
The Company will also pay up to $10,000 in legal fees incurred by Mr. Totzke in connection with the review and negotiation of the Letter Agreement. Mr. Totzke will be subject to the Company’s stock ownership guidelines and Compensation Recovery
Policy.
The Letter Agreement supersedes the separation letter agreement between the Company and Mr. Totzke, dated April 7, 2026
(the “Separation Agreement”). Pursuant to the Letter Agreement, Mr. Totzke will not receive the severance payments and benefits described in the Separation Agreement in connection with the separation that was previously scheduled to occur on
December 31, 2026. Mr. Totzke will continue to participate in the Company’s Amended and Restated Executive Severance
Plan B as a Tier 2 participant in accordance with its terms.
The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
There are no family relationships between Mr. Totzke and any director or executive officer of the Company, and there are no arrangements or understandings between Mr. Totzke and any other person pursuant to which he was appointed to his new position. Mr. Totzke is not a party to any transactions of the type that would require disclosure under Item 404(a) of Regulation
S-K.
Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure.
On November 5, 2026, the Company issued a press release regarding the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Letter Agreement, dated November 4, 2026, between Mattel, Inc. and Steve Totzke
99.1*	Press release, dated November 5, 2026
99.2*	Press release, dated November 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)
*Furnished herewith.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

By:	/s/ Jonathan Anschell
	Name:	Jonathan Anschell
	Title:	Executive Vice President, Chief Legal Officer, and Secretary
Dated: November 5, 2026